UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2008

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PLATO LEARNING, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	0-20842	36-3660532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10801 Nesbitt Avenue South, Bloomington, MN	55437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 832-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On December 3, 2008, we issued a press release, attached hereto as Exhibit 99.1, announcing our fourth quarter and fiscal year 2008 financial results.

Item 9.01.       Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1        Press Release dated December 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PLATO LEARNING, INC.

December 3, 2008	By:	/s/ Robert J. Rueckl
Robert J. Rueckl
Vice President and Chief Financial Officer